LiveWell Variable Annuity
issued by: Midland National® Life Insurance Company
through the Midland National Life Separate Account C
Supplement dated October 9, 2026 to the Prospectus, the Initial Summary Prospectus, and the Updating Summary Prospectus, each dated May 1, 2026
This Supplement describes important changes that are being made to the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus or Summary Prospectus for future reference.
As of October 1, 2026, the Subaccount that invests in the Janus Henderson VIT Global Sustainable Equity Svc Portfolio (the “Janus Subaccount”) is no longer be available for new investment allocations. Any Accumulation Value you currently have invested in the Janus Subaccount will remain in the Subaccount unless you order the transfer or withdrawal of the Accumulation Value from the Janus Subaccount.
Any order to allocate Net Premium and transfer Accumulation Value to the Janus Subaccount will be refused and any premium received with the order will be returned to you without interest. An “order” includes any “standing” allocation instructions we have on file that list the Janus Subaccount. If your on-file allocation instructions include the Janus Subaccount, please contact us (as described below) to change your instructions for allocating any future Net Premium and to avoid delays in your investment allocations. If you are participating in the portfolio rebalancing or dollar cost averaging programs and your instructions allocate Accumulation Value to the Janus Subaccount, your participation in the program will be suspended until you provide us with new allocation instructions.
Additional information about the investment options available under your Contract can be found in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.srslivewell.com/prospectus. You can also request this information at no cost by calling 866-747-3421 or by sending an email request to SecuritiesPI@sfgmembers.com.
A corresponding change is hereby made throughout the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus.
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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 9261, West Des Moines, IA 50306-9261.

Please retain this supplement for future reference.